RAYMOND JAMES INSTITUTIONAL INVESTORS CONFERENCE MARCH 7, 2017 | ORLANDO, FL

1 FORWARD LOOKING STATEMENT Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements including with respect to estimated 2017 results and guidance and the impact of various factors on operating and financial results. Each of the forward-looking statements is subject to change based on various important factors, including without limitation, competitive actions in the marketplace, and adverse actions of governmental and other third-party payers. Actual results could differ materially from those suggested by these forward-looking statements. The Company has no obligation to provide any updates to these forward- looking statements even if its expectations change. Further information on potential factors that could affect operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2016, including in each case under the heading risk factors, and in the Company’s other filings with the SEC. The information in this presentation should be read in conjunction with a review of the Company’s filings with the SEC including the information in the Company’s Form 10-K for the year ended December 31, 2016, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

2 AGENDA Company Overview Update on “Wave One” Initiatives 2016 Highlights Financial Strength 2017 Priorities

3 WHO WE ARE Our Mission is to improve health and improve lives LabCorp is a world-leading life sciences company that is deeply integrated in guiding patient care

4 LABCORP OVERVIEW • Provides diagnostic, drug development and technology-enabled solutions for >110 million patient encounters per year • Operates in two segments – LabCorp Diagnostics and Covance Drug Development • ~$9.4B revenue in 2016 • >50,000 mission-driven employees worldwide • Leadership in large, growing, fragmented global markets • Experienced management team A World-Leading Life Sciences Company

LABCORP DIAGNOSTICS OVERVIEW

Leading National Clinical Laboratory

- ~$6.6B revenue in 2016
- National network of 41 primary clinical laboratories and approximately 1,750 patient service centers
- Offers broad range of 4,800+ clinical, anatomic pathology, genetic and genomic tests
- Processes ~500,000 patient specimens daily
- Vast and growing patient database -- approximately 50% of U.S. population
- Serves hundreds of thousands of customers, including physicians, government agencies, managed care organizations, hospitals and health systems, patients and consumers

Pro Forma Segment Financial Summary[1]

	Year Ended			Constant Currency
	2016	2015	Change	Change
Revenue	$6,594	$6,211	6.2%	6.4%
Adj. O.I.	$1,323	$1,234	7.2%	
Adj. O.I. %	20.1%	19.9%	20 bps	



1. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2015. Adjusted operating income and margin exclude unallocated corporate expenses, amortization, restructuring charges and other special items

LabCorp

5

6 COVANCE DRUG DEVELOPMENT OVERVIEW • ~$2.8B revenue in 2016 • Market leader in early development, central laboratory, and Phase I-IV clinical trial management services • Collaborated on 87% of the 45 new drugs approved by FDA in 2015, including all 14 approved oncology drugs, and 20 of 21 drugs treating rare and orphan diseases • Xcellerate® is the world’s most comprehensive investigator performance database Leading CRO / Drug Development Services Provider 1. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2015. Adjusted operating income and margin exclude unallocated corporate expenses, amortization, restructuring charges and other special items Pro Forma Segment Financial Summary1 Constant Year Ended Currency 2016 2015 Change Change Revenue $2,842 $2,629 6.2% 9.5% Adj. O.I. $ 413 $ 371 11.2% Adj. O.I. % 14.5% 14.1% 40 bps

7 DIVERSIFIED REVENUE BASE Unique Customer Mix 30% 31% 23% 11% 3% 2% Pharma & Biotech Managed Care (Fee for Service) Other Payers Medicare & Medicaid Patient Managed Care (Capitated) 1. Includes physicians and hospitals, occupational testing services, non-U.S. clinical diagnostic laboratory operations, nutritional chemistry and food safety operations, and Beacon LBS 1

8 EXPANDED GROWTH OPPORTUNITIES WITH INCREASED GLOBAL PRESENCE 1. 2014 revenue excludes Covance. 2. Based on industry publications and company estimates 3. Over 30 currencies in 2016 and no single currency (other than US dollar) accounts for more than 10% of 2016 revenue 2014 Revenue Distribution1 >$70 billion addressable market2 2016 Revenue Distribution 0% 25% 50% 75% 100% USA Rest of World 92.7% 80.9% 7.3% 19.1% 0% 25% 50% 75% 100% USA Rest of World 92.7% Markets Served North American Clinical Reference Laboratory Central Laboratory Market Opportunities Global Clinical Reference Laboratory Drug Development Central Laboratory Market Access Food Safety and Chemistry >$200 billion addressable market2 3

9 OUR MISSION: IMPROVE HEALTH AND IMPROVE LIVES Build / Acquire Complementary Capabilities Organic Growth Through New Tests, Customers and Markets Integrate Diagnostic Information and Content Build / Acquire Complementary Capabilities Use Tools and Technology to Improve Success, and Reduce Time and Cost, of Trials Commercialize Technology-Enabled Solutions Develop Scalable Platforms and Applications for Customers Delivering World Class Diagnostics Bringing Innovative Medicines to Patients Faster Using Technology to Provide Better Care

10 AGENDA Company Overview Update on “Wave One” Initiatives 2016 Highlights Financial Strength 2017 Priorities

11 2015 JP MORGAN CONFERENCE COMBINATION PROVIDES SIGNIFICANT NEW GROWTH AVENUES Prioritized top 3 opportunities based on materiality, feasibility, and strategic fit Deliver faster clinical trial enrollment 1 Partner of choice to develop and commercialize companion diagnostics 2 Enhance Phase IV trial experience and post-market surveillance 3 Wave One

12 >$225 million of cumulative new orders won through the combination of LabCorp patient data and Covance capabilities Awarded 15 studies to date across multiple therapeutic categories Nearly 100,000 patients have consented through our patient portal to be contacted about future relevant clinical trials Expect current awards to convert into nearly $100 million of revenue through 2018 PATIENT RECRUITMENT AND SITE SELECTION SOLUTIONS Combination of Covance and LabCorp Data Translates into Clear Financial and Strategic Benefits

13 Keytruda is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc. OPDIVO is a registered trademark of Bristol-Myers Squibb Company. cobas is a registered trademark of Roche. TAGRISSO is a trademark of the AstraZeneca group of companies. Tarceva is a registered trademark of OSI Pharmaceuticals. TECENTRIQ is a registered trademark of Genentech, Inc. COMPANION AND COMPLEMENTARY DIAGNOSTICS (CDX) Unmatched CDx Franchise Providing End-to-End Clinical Development and Commercial Lab Testing Solutions • Dedicated global CDx team and laboratories • Worked on 60+ CDx programs supporting 145+ clinical protocols in 2016 • 35% increase in revenue across drug development and commercial clinical laboratory testing since 2014 • CDx collaborations with 13 of top 20 pharmaceutical companies • Only CRO awarded a podium presentation at World Companion Diagnostics Conference • PD-L1 IHC 22C3 pharmDx (Merck’s Keytruda®) • PD-L1 IHC 28-8 pharmDx (Bristol-Myers Squibb’s OPDIVO®) • cobas® EGFR Mutation Test v2 (AstraZeneca’s TAGRISSO™ and Roche’s Tarceva®) • Ventana PD-L1 (SP142) (Genentech’s TECENTRIQ®) Notable CDx Tests from LabCorp

14 UNIQUELY POSITIONED FOR PARTNERSHIPS IN REAL-WORLD EVIDENCE AND POST-MARKET SURVEILLANCE Delivering Integrated Solutions for Commercially-Approved Products in “Real-World” Setting • Lab Assist Program with Top 20 pharmaceutical partner to facilitate required monthly liver testing • Patient and provider support through program enrollment, monthly test scheduling, and follow up on missed appointments • Convenient access to LabCorp’s Patient Service Center network for specimen collections or drop-offs • Customized informatics enable electronic delivery of results to providers and patients • Coordination between Covance Market Access and LabCorp Diagnostics • Program Coordinator calls the patient to schedule monthly testing • Sample is collected and submitted to LabCorp • Results are delivered to the provider’s office

15 AGENDA Company Overview Update on “Wave One” Initiatives 2016 Highlights Financial Strength 2017 Priorities

ENTERPRISE HIGHLIGHT

Innovative Use Cases for LabCorp Data and Technical Expertise Contribute to New Study Awards

Trial	Data / Capability	Outcome
Prevention of upper respiratory tract infections with seasonal incidence	LabCorp-generated data enables Covance to flexibly open and close sites based on timely insights into viruses of interest circulating in a particular community	All Studies Awarded to COVANCE. SOLUTIONS MADE REAL®
Non-alcoholic steatohepatitis (NASH)	Leveraged the LabCorp database of physicians ordering Fibrosure, a non-invasive biomarker of fibrosis, in client proposals	
Rare genetic disorder	Director in Biochemical & Molecular Genetics at LabCorp will serve as "Geneticist Expert," and LabCorp team will conduct review, validation and classification of mutation types	
Cardiopulmonary bypass surgery involving use of frozen platelets	LabCorp's Chief Medical Officer served as in-house consultant for transfusion medicine for RFP	

16

LabCorp

17 ENTERPRISE HIGHLIGHT Integrated “Research Hub” Model for Hospitals and Health Systems, Adding Value for All Key Stakeholders • Expand patient recruitment • Enhance site identification • Greater access to clinical trials • Improve patient care and outcomes • Grow reference testing • Cultivate long-term, comprehensive partnerships • Collaboration and medical institution growth • Access to new revenue stream • Differentiate from competitors • Enhance academic reputation • Reduce costs under value-based reimbursement framework Integrated “Research Hub” Model LabCorp Diagnostics Covance Drug Development Hospitals, Health Systems & Large Provider Networks Patients

ENTERPRISE HIGHLIGHT

Combined Expertise in Oncology Drives Growth



Acute myeloid leukemia cells

- **Utilized LabCorp data and Covance informatics to secure Phase III study in Acute Myeloid Leukemia**
  - **Heat map highlighted U.S. physicians with high volume of AML patients; 50,000+ patients represented in this dataset from LabCorp**
  - **Physicians in LabCorp database evaluated for clinical trial experience and categorized by expertise and practice type**
- **Integrated, end-to-end development and commercialization capabilities in immuno-oncology**
  - **Doubled the number of immuno-oncology study awards and related backlog year on year**
  - **Performed thousands of PD-L1 tests through Diagnostic and Drug Development segments**
  - **Published real world utilization data at ASCO**

18

LabCorp

ENTERPRISE HIGHLIGHT

Internally-Developed Technology Improves Quality of Care Delivered

BeaconLBS

- Scalable front-end platform providing physician decision support through integrated workflow
- Successful pilot in Florida with UnitedHealthcare
- Compliance with evidence-based guidelines when ordering lab tests increased ~50% since initiation
- Set for expansion into Texas

Xcellerate Monitoring

- Scalable software-as-a-service platform that enables centralized risk-based monitoring
- Implemented first set of studies with Eli Lilly



Increased Compliance with Guidelines
Improved Quality of Care
Improved Lab Cost and Trend
Successful Pilot in Florida
Expansion into Texas

19

LabCorp

20 LABCORP DIAGNOSTICS HIGHLIGHT Broad and Flexible Health System and Large Provider Collaborations Have Been a Successful Model for Over Three Decades Reference Testing Lab Optimization (incl. Outreach Business) Research Hub Model • 1,800+ hospital clients, and 200+ partnerships • Average partnership length of ~6 years • Significant progress on multiple strategic health system initiatives in 2016 • Enhanced executive leadership focused on comprehensive partnerships

21 Acquiring Pathology Associates Medical Laboratories (PAML) from Providence Health & Services and Catholic Health Initiatives LABCORP DIAGNOSTICS HIGHLIGHT • LabCorp will provide outreach testing and reference laboratory services • Strengthens relationships with anchor health systems • Increases engagement with multiple community-based hospitals • Expands geographic presence into important markets • Transaction closings expected to begin in 2017 and continue into 2018 • Meets stated financial criteria Shared vision and commitment to provide high-quality, community-based laboratory services

22 Acquiring Assets of Mount Sinai Health System Clinical Outreach Laboratories LABCORP DIAGNOSTICS HIGHLIGHT • LabCorp will provide comprehensive laboratory services • Exploring opportunities to collaborate on companion diagnostics, clinical trials and medical education • LabCorp’s differentiators include: • Access to clinical trials and research through Covance Drug Development • Enhanced IT and data analytics • Standardized testing platforms • Meets stated financial criteria “[LabCorp’s] unparalleled reputation and success ensure our patients will continue to have access to high-quality, high-value and convenient testing services.” 1 “LabCorp’s proven track record of service excellence, breadth of diagnostic capabilities, and cost-efficiency will benefit our community now and in years to come.” 2 “We are confident this transaction will provide great benefits for our patients and physicians and allow Mount Sinai to continue to invest in our core strategic programs.” 2 1. Quote attributed to Carlos Cordon-Cardo, MD, PhD, Irene Heinz Given and John LaPorte Given Professor and Chairman, Department of Pathology, Mount Sinai Health System 2. Quote attributed to Donald Scanlon, Chief Financial Officer and Chief of Corporate Services, Mount Sinai Health System

23 • Increased Patient Engagement • Mobile-Friendly Patient Portal • Clinical Trial Patient Consents • Self Service Registration in 2017 (opportunity for clinical trial opt-ins) • Integrated Clinical Decision Support Capabilities • LabCorp Link • LithoLink CDS Platform and Reports • UpToDate® Advisor • Enhanced Revenue Cycle Management Tools • Nationwide Real-Time Eligibility Verification • Introduced Patient Responsibility Estimate (Price Transparency) Continued Commitment to Technology Innovation to Deliver Improved Patient Care LABCORP DIAGNOSTICS HIGHLIGHT

24 COVANCE DRUG DEVELOPMENT HIGHLIGHT Novel Drug Development Solutions Drive Growth and Loyalty Research Hub Model • Integrated LabCorp Diagnostics’ specialty test menu into global central laboratory services • Leveraged the Xcellerate informatics platform to optimize and execute an enrollment strategy for 12,000-patient Cardiovascular Outcomes trial • Developed a “One Stop” laboratory solution that manages all internal and external lab vendors • Early Phase Development Solutions (EPDS) available from pre-Clinical Lead Optimization through Clinical Proof of Concept with consistent and focused project team • Nearly 10x increase in number of complex tests referred from Covance to LabCorp • Enrollment for this 600 site, 37 country study was completed 5 months ahead of original stretch goal • Executed two multi-year sole source agreements with top 20 pharmaceutical companies • Through EPDS, worked with over 50 companies worldwide in pre-clinical, early clinical or both stages of development Solution Result

25 AGENDA Company Overview Update on “Wave One” Initiatives 2016 Highlights Financial Strength 2017 Priorities

26 LONG-TERM REVENUE GROWTH1 $3.6 $4.1 $4.5 $4.7 $5.0 $5.5 $5.7 $5.8 $6.0 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $8.5 $9.4 CAGR 9% 41% 1. 2006-2014 revenue excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company ($ Billions) Covance Drug Development LabCorp Diagnostics 11%

27 LONG-TERM ADJUSTED EPS GROWTH1,2 $3.53 $4.45 $4.91 $5.24 $5.98 $6.37 $6.82 $6.95 $6.80 $7.91 $8.83 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 CAGR 2% 1. EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; $5.91 in 2014; $4.34 in 2015; and $7.02 in 2016 2. 2006-2014 figures exclude Covance results, and other items discussed in the Appendix CAGR 13% 16% 12%

28 FREE CASH FLOW1,2 $567 $624 $748 $758 $759 $668 $617 $536 $727 $897 $0 $200 $400 $600 $800 $1,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1. 2006-2014 figures exclude Covance results 2. Operating Cash Flow and Free Cash Flow in 2011 excludes the $49.5 million Hunter Labs settlement ($ Millions) 2007 – 2016 Average Free Cash Flow: $690 million

29 EFFECTIVE CAPITAL DEPLOYMENT TO BUILD SHAREHOLDER VALUE Capital Expenditures 11% $1.9 Billion Share Repurchase 19% Other Acquisitions 13% $5.6 Billion $1.1 Billion Covance Acquisition 57% $1.3 Billion Approximately $9.9 Billion in Capital Deployment Between 2012 and 2016

30 AGENDA Company Overview Update on “Wave One” Initiatives 2016 Highlights Financial Strength 2017 Priorities

31 2017 STRATEGIC PRIORITIES Solution Focus Fully- Integrated Organization Return of Capital to Shareholders - Reinitiated Share Repurchases

32 The Combination of Covance and LabCorp will: OUR PURPOSE FOR CREATING A WORLD LEADING LIFE SCIENCES COMPANY • Accelerate long-term profitable growth through expanded market opportunities • Commercialize new business models in clinical care and research settings • Increase shareholder value, including return of capital • Continue to enhance capabilities that guide patient care, fulfilling our mission of improving health and improving lives

MARCH 7, 2017 | ORLANDO, FL RAYMOND JAMES INSTITUTIONAL INVESTORS CONFERENCE

34 APPENDIX

35 Pro forma results assume that the acquisition of Covance closed on January 1, 2015 Twelve Months Twelve Months Ended 12/31/16 Ended 12/31/15 % Change Net Revenue LabCorp Diagnostics $6,593.9 $6,210.6 6.2% Covance Drug Development(2) $2,842.2 $2,628.7 8.1% Total Net Revenue(2) $9,435.6 $8,839.3 6.7% Adjusted Operating Income(3) (4) LabCorp Diagnostics $1,322.9 $1,234.0 7.2% Adjusted Operating Margin 20.1% 19.9% 20 bps Covance Drug Development $412.7 $371.2 11.2% Adjusted Operating Margin 14.5% 14.1% 40 bps Unallocated Corporate Expense ($145.4) ($134.0) (8.5%) Total Adjusted Operating Income $1,590.2 $1,471.2 8.1% Total Adjusted Operating Margin 16.9% 16.6% 30 bps FULL YEAR PRO FORMA SEGMENT RESULTS1 (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Covance Drug Development’s results exclude the impact from the wind-down of operations relating to a committed minimum volume contract that expired on October 31, 2015 (3) Adjusted Operating Income excludes amortization, restructuring charges and special items (4) See Reconciliation of non-GAAP Financial Measures in Appendix

36 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Adjusted Operating Income 2016 2015 Operating Income 1,312.4$ 996.8$ Acquisition-related costs 18.4 119.1 Restructuring and other special charges 58.4 113.9 Consulting fees and executive transition expenses 9.3 25.6 Settlement costs - 12.2 Wind-down of minimum volume contract operations 4.6 5.7 LaunchPad system implementation costs 7.6 3.0 Amortization of intangibles and other assets 179.5 164.5 Adjusted operating income 1,590.2$ 1,440.8$ Adjusted EPS Diluted earnings per common share 7.02$ 4.35$ Restructuring and special items 0.64 2.44 Amortization expense 1.17 1.12 Adjusted EPS 8.83$ 7.91$ Twelve Months Ended December 31,

37 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Free Cash Flow: 2016 2015 Net cash provided by operating activities 1,175.9$ 982.4$ Less: Capital expenditures (278.9) (255.8) Free cash flow 897.0$ 726.6$ Twelve Months Ended December 31,

38 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – FOOTNOTES 1) During the fourth quarter of 2016, the Company recorded net restructuring charges and special items of $9.8 million. The charges included $8.1 million in severance and other personnel costs along with $2.8 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.1 in unused personnel-related reserves and $1.0 million in unused facility-related costs. The Company incurred $0.6 million in fees and expenses associated with acquisitions completed during the quarter and incurred additional legal and other costs of $0.6 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $2.5 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $0.2 million in short-term equity retention arrangements relating to the acquisition of Covance and $1.4 million of accelerated equity and other final compensation relating to executive transition announced during the third quarter and incurred $0.5 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The Company also recorded a $3.6 million gain on sale of certain assets held for sale. The after tax impact of these net charges decreased net earnings for the quarter ended December 31, 2016, by $8.3 million and diluted earnings per share by $0.08 ($8.3 million divided by 105.1 million shares). During the first three quarters of 2016, the Company recorded net restructuring charges and other special charges of $48.6 million. The charges included $23.1 million in severance and other personnel costs along with $30.7 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $2.5 million in unused facility-related costs and $2.7 million in unused severance reserves. The Company incurred $7.4 million in fees and expenses associated with completed acquisitions and incurred additional legal and other costs of $4.0 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $4.4 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $2.3 million in short-term equity retention arrangements relating to the acquisition of Covance and $7.5 million of accelerated equity compensation relating to the announced retirement of a Company executive and incurred $8.5 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The Company also incurred $5.6 million of interest expense relating to the early retirement of subsidiary indebtedness acquired as part of its acquisition of Sequenom. In conjunction with certain international legal entity tax structuring, the Company recorded a one-time tax liability of $1.1 million. The after tax impact of these net charges decreased net earnings for the year ended December 31, 2016, by $66.3 million and diluted earnings per share by $0.64 ($66.3 million divided by 104.3 million shares). .

39 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – FOOTNOTES 2) During the fourth quarter of 2015, the Company recorded net restructuring charges and special items of $54.0 million. The charges included $25.3 million in severance and other personnel costs along with $17.0 million in facility-related costs associated with facility closures and general integration initiatives. A substantial portion of these costs relates to the planned closure of two Covance Drug Development segment (“CDD”) operations that serviced a minimum volume contract that expired on October 31, 2015. In addition, the Company recorded asset impairments of $11.9 million relating to CDD customer service applications that will no longer be used. The Company reversed previously established reserves of $0.2 million in unused facility-related costs. The Company incurred additional legal and other costs of $5.7 million relating to the wind-down of the minimum volume contract operations. The Company also recorded $10.1 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $1.1 million in short-term equity retention arrangements relating to the acquisition of Covance and $0.3 million of accelerated equity compensation relating to the announced retirement of a Company executive (all recorded in selling, general and administrative expenses). During the fourth quarter, the Company paid $12.2 million in settlement costs and litigation expenses related to the resolution of a federal court putative class action lawsuit. In addition, the Company incurred $3.0 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative. The after tax impact of these charges decreased net earnings for the quarter ended December 31, 2015, by $63.2 million and diluted earnings per share by $0.61 ($63.2 million divided by 103.2 million shares). During the first three quarters of 2015, the Company recorded net restructuring charges and other special charges of $59.9 million. The charges included $33.9 million in severance and other personnel costs along with $12.1 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.9 million in unused facility-related costs. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $15.3 million of consulting expenses relating to fees incurred as part of its LaunchPad initiative as well as Covance integration costs, along with $4.3 million in short-term equity retention arrangements relating to the acquisition of Covance (all recorded in selling, general and administrative expenses). In addition, the Company recorded a non-cash loss of $2.3 million, upon the dissolution of one of its equity investments (recorded in other, net in the accompanying Consolidated Statements of Operations). During the first quarter of 2015, the Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the twelve months ended December 31, 2015, by $245.7 million and diluted earnings per share by $2.44 ($245.7 million divided by 100.6 million shares).

40 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – FOOTNOTES 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS excluding amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended December 31, 2016 and 2015, intangible amortization was $48.8 million and $43.9 million, respectively ($33.2 million and $28.4 million net of tax, respectively) and decreased EPS by $0.32 ($33.2 million divided by 105.1 million shares) and $0.30 ($30.8 million divided by 103.2 million shares), respectively. For the years ended December 31, 2016 and 2015, intangible amortization was $179.5 million and $164.5 million, respectively ($122.5 million and $113.0 million net of tax, respectively) and decreased EPS by $1.17 ($122.5 million divided by 104.3 million shares) and $1.12 ($113.0 million divided by 100.6 million shares), respectively.

41 FOOTNOTES TO “LONG-TERM ADJUSTED EPS GROWTH” SLIDE (1) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; $5.91 in 2014; $4.35 in 2015; and $7.02 in 2016. (2) 2005-2014 figures exclude Covance results. Excluding the $0.09 per diluted share impact of restructuring and other special charges and the $0.21 per diluted share impact from amortization in 2005; excluding the $0.06 per diluted share impact of restructuring and other special charges and the $0.23 per diluted share impact from amortization in 2006; excluding the $0.25 per diluted share impact of restructuring and other special charges and the $0.27 per diluted share impact from amortization in 2007; excluding the $0.44 per diluted share impact of restructuring and other special charges and the $0.31 per diluted share impact from amortization in 2008; excluding the ($0.09) per diluted share impact of restructuring and other special charges and the $0.35 per diluted share impact from amortization in 2009; excluding the $0.26 per diluted share impact of restructuring and other special charges and the $0.43 per diluted share impact from amortization in 2010; excluding the $0.72 per diluted share impact of restructuring and other special charges, the $0.03 per diluted share impact from a loss on the divestiture of assets and the $0.51 per diluted share impact from amortization in 2011; excluding the $0.29 per diluted share impact of restructuring and other special charges and the $0.54 per diluted share impact from amortization in 2012; excluding the $0.15 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2013; excluding the $0.34 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2014; excluding the $2.44 per diluted share impact of restructuring and other special charges and the $1.12 per diluted share impact from amortization in 2015; and excluding the $0.64 per diluted share impact of restructuring and other special charges and the $1.17 per diluted share impact from amortization in 2016.